UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 13, 2012

ZAZA ENERGY CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-35432	45-2986089
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1301 McKinney Street, Suite 2850 Houston, Texas (Address of principal executive offices)	77010 (Zip Code)

Registrant’s telephone number, including area code: (713) 595-1900

NOT APPLICABLE

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02               Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

ZaZa Energy Corporation (the “Company”) announced on August 13, 2012 that Charles J. Campise has resigned as Interim Chief Financial Officer of the Company.

The Company also announced that the board of directors has appointed Ian H. Fay as Chief Financial Officer of the Company.  Since April, 2012, Mr. Fay, the Founding Partner of Odin Advisors LLC, has been providing paid consulting services to the Company through Odin Advisors LLC, which services have terminated effective as of the date of his appointment.  Odin Advisors has been providing mergers and acquisitions advisory services in the energy and natural resources sectors since January 2009.  Prior to founding Odin Advisors, LLC, Mr. Fay served as a Managing Director and Head of the Energy & Resources Group for the Americas at BNP Paribas from November 2007 through November 2008 and a Managing Director of Mergers & Acquisitions of RBC Capital Markets from 2003 through 2007.  Mr. Fay received a bachelor’s degree from the University of North Carolina at Chapel Hill in 1993.  Mr. Fay brings to the Company years of experience in advising companies on strategic transactions, including those in the energy sector.

Mr. Fay’s appointment is effective as of August 13, 2012. The terms of his employment are subject to review by the Board of Directors, but will likely include both cash and equity compensation.

The Company also announced that it has appointed John E. Hearn, Jr. as the Chief Operating Officer of the Company.  Mr. Hearn, the current Executive Director-Geosciences, will continue to serve as a member of the Board of Directors.

Item 8.01               Other Events

The Company issued a press release on August 13, 2012, disclosing Mr. Campise’s resignation and the appointment of Mr. Fay as the Chief Financial Officer of the Company and Mr. Hearn as the Chief Operating Officer of the Company.  A copy of such press release is attached as Exhibit 99.1 hereto.

Item 9.01               Financial Statements and Exhibits

Exhibit	Name of Document

99.1*	Press Release of ZaZa Energy Corporation, dated August 13, 2012.

* Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ZAZA ENERGY CORPORATION

Date: August 15, 2012	By:	/s/ Todd Alan Brooks
	Name:	Todd Alan Brooks
	Title:	President and Chief Executive Officer

EXHIBIT INDEX

Exhibit	Name of Document

99.1*	Press Release of ZaZa Energy Corporation, dated August 13, 2012.

* Filed herewith.